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                                                                   EXHIBIT 10.32

                                 FIRST AMENDMENT

     THIS FIRST AMENDMENT ("First Amendment") is entered into by and between Telcom Ventures, L.L.C. ("TV") and LCC International, Inc. ("LCC") as of the 1st day of December 2001 (the "Effective Date") to amend that certain Note issued by TV, as Borrower, to LCC, as Lender, dated September 30, 1996 (the "Note").

                                     WITNESS

1. LOAN EXTENSION. Effective as of the Effective Date, the first paragraph of the Note entitled "Payments of Principal and Interest" is hereby deleted and replaced with the following:


"Payments of Principal and Interest

     The parties acknowledge and agree that the principal amount outstanding hereunder as of the Effective Date is US$750,262.85, which represents the principal amount due in 2001 as well as the conversion into principal of all interest due hereunder through the Effective Date.

     Interest from the date hereof on the principal amount outstanding from time to time until and after maturity hereof until paid shall be payable at the rate of LIBOR plus 1.75 percent per annum (determined as provided below). From and after the date hereof, interest accrued shall be paid by the Borrower to the Lender on each anniversary of the Effective Date. Interest shall be calculated on a year of 360 days based upon the actual number of days elapsed.

     Principal shall be payable in one lump sum payment of US$750,262.85 due on December 1, 2006."

2. PAYMENT ADDRESS. The reference to "2300 Clarendon Boulevard, Suite 800, Arlington, Virginia 22201" is hereby changed to "7925 Jones Branch Drive, McLean, Virginia 22102".

3. MISCELLANEOUS. All other terms, conditions and provisions of the Note shall remain in full force and effect.




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     IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first set forth above.

TELCOM VENTURES, L.L.C.



By:           /s/ Rahul Prakash
   -----------------------------------------
Name:         Rahul Prakash
     ---------------------------------------
Title:        President
      --------------------------------------

LCC INTERNATIONAL, INC.



By:           /s/ David Walker
   -----------------------------------------
Name:         David Walker
     ---------------------------------------
Title:        SVP & CFO
      --------------------------------------


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